UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2024

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2024, Invivyd, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting and the final voting results as certified by the Company’s independent inspector of election in connection with the Annual Meeting.

Proposal 1: The stockholders of the Company elected Tamsin Berry, Sara Cotter, Marc Elia, Srishti Gupta, M.D., Christine Lindenboom, Terrance McGuire and Kevin McLaughlin as directors for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Tamsin Berry	92,449,521	1,846,310	4,571,326
Sara Cotter	84,043,272	10,252,559	4,571,326
Marc Elia	83,804,089	10,491,742	4,571,326
Srishti Gupta, M.D.	84,040,591	10,255,240	4,571,326
Christine Lindenboom	83,021,013	11,274,818	4,571,326
Terrance McGuire	91,427,314	2,868,517	4,571,326
Kevin McLaughlin	92,450,615	1,845,216	4,571,326

Proposal 2: The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
98,709,273	90,855	67,029	—

Item 7.01.	Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release entitled “Invivyd Elects Two New Independent Members to its Board of Directors.” A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: May 22, 2024	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary